MASSMUTUAL SELECT FUNDS

Supplement dated March 29, 2018 to the

Prospectus dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective immediately, the following information supplements the information found under the heading Investment Adviser on page 151 in the section titled Management of the Funds:

MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to hire or change subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to hire, remove, or replace a subadviser in a quick, efficient, and cost-effective fashion. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M (RS)-18-02